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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): JANUARY 13, 2005


                            ANGELICA CORPORATION
           (Exact name of registrant as specified in its charter)

                 MISSOURI                 1-5674               43-0905260
      (State or other jurisdiction     (Commission          (I.R.S. Employer
            of incorporation)          File Number)        Identification No.)

        424 SOUTH WOODS MILL ROAD
         CHESTERFIELD, MISSOURI                                63017-3406
(Address of principal executive offices)                       (Zip Code)

                               (314) 854-3800
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE

                  The slide presentation attached as Exhibit 99.1 will be presented at an analyst meeting to be held on January 13, 2005 and is furnished pursuant to Regulation FD.

                  The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934. By furnishing this information on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99.1     Slide presentation of Angelica Corporation

                                    * * *

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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 13, 2005

                                         ANGELICA CORPORATION



                                         By: /s/ James W. Shaffer
                                             -------------------------------
                                             James W. Shaffer
                                             Vice President, Treasurer and
                                             Chief Financial Officer

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                                EXHIBIT INDEX

Exhibit No.       Description
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99.1              Slide Presentation of Angelica Corporation


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